Exhibit 10.8

EXECUTION VERSION

AMENDMENT NO. 6 TO AND WAIVER OF
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 6 TO AND WAIVER OF SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 27,2010 (this “Amendment”), among NEW ENTERPRISE STONE & LIME CO., INC. (the “Borrower”), the GUARANTORS signatory hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, as Agent (the “Agent”), Issuing Bank, Swing Lender and a Lender, and the other LENDERS party hereto.

WITNESSETH:

WHEREAS, the Borrower, the Agent and certain other parties entered into that certain Second Amended and Restated Credit Agreement, dated as of January 11, 2008 (as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of February 14, 2008, that certain Waiver and Modification to Second Amended and Restated Credit Agreement, dated as of May 30, 2008, that certain Amendment No. 2 and Modification to Second Amended and Restated Credit Agreement, dated as of June 20, 2008, that certain Amendment No. 3 and Authorization, dated as of January 22, 2009, that certain Amendment No. 4 and Modification and Waiver to Second Amended and Restated First Lien Credit Agreement, dated as of June 18, 2009, and that certain Amendment No. 5 to Second Amended and Restated Credit Agreement, dated as of February 23, 2010, the “Existing Credit Agreement”), which provides for certain extensions of credit to the Borrower, subject to certain terms and conditions; terms not otherwise defined herein are used as defined in the Existing Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement in certain respects and waive certain requirements in the Existing Credit Agreement, and the Lenders agree, subject to the terms and conditions set forth herein, to amend the Existing Credit Agreement and to waive certain requirements in the Existing Credit Agreement as more specifically set forth herein (the Existing Credit Agreement, as amended by this Amendment, and as the same may be further amended, restated, modified and/or supplemented from time to time, being referred to as the “Credit Agreement”);

NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

1.             AMENDMENTS.  Upon satisfaction of the conditions set forth in Section 4 below, effective as of the date hereof, the Existing Credit Agreement shall be amended in the manner set forth below:

a.             Clause (i) of the second paragraph in the “Background of the Agreement” is hereby amended by replacing “$110,000,000” with “$135,000,000”.

b.             Subsection 1.1.1 (Revolving Credit Loans and RC Commitment; Commitment to Make RC Loans) is hereby amended by replacing “$110,000,000” with “$135,000,000”.

c.             A new section 5.7 shall be added immediately following Section 5.6, which new section shall read as follows:

5.7           Deliveries on Non-Business Days.  Any opinion, report (including financial reports) and other information (including certificates) required to be delivered under this Agreement or other Loan Documents on a day that is not a Business Day shall be due on the subsequent Business Day.

d.             Subsection 6.3.1 (Total Leverage Ratio) is hereby amended by replacing the respective compliance requirements set forth in the grid in the Existing Credit Agreement with the following requirements:

Fiscal Quarters Ending	Total Leverage Ratio

5/31/10 through 11/30/10	4.75:1.00

2/28/11	4.50:1.00

5/31/11 and thereafter	3.75:1.00

e.             Subsection 6.3.2 (EBITDA Leverage Ratio) is hereby amended by replacing the respective compliance requirements set forth in the grid in the Existing Credit Agreement with the following requirements:

Fiscal Quarters Ending	EBITDA Leverage Ratio

5/31/10 through 11/30/10	5.15:1.00

2/28/11	4.75:1.00

5/31/11 through 11/30/12	3.80:1.00

2/28/13 and thereafter	3.75:1.00

f.              Section 6.5 (Limitation on Operating Lease Expense) is hereby amended by replacing “$7,500,000” with “$13,000,000”.

2.             WAIVERS AND MODIFICATION OF LENDER ADDENDA.

a.             For the fiscal period ended February 28, 2010, Agent and Lenders hereby waive (i) the compliance requirements set forth in Subsection 6.3.1 (Total Leverage Ratio), Subsection 6.3.2 (EBITDA Leverage Ratio) and Section 6.5 (Limitation on Operating Lease Expense) of the Existing Credit Agreement, (ii) any Default or Event of Default that may exist as a result of Borrower’s failure to be in compliance with Subsection 6.3.1 (Total Leverage Ratio), Subsection 6.3.2 (EBITDA Leverage Ratio) and Section 6.5 (Limitation on Operating

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Lease Expense) of the Existing Credit Agreement for the fiscal period ended February 28, 2010 and (iii) the imposition of the Default Rate in connection therewith.  The waivers set forth herein are limited to their express terms and shall not imply that the Agent or the Lenders would be willing to expand the terms or provide additional waivers in the future.

b.             In connection with the increase of the RC Commitment from $110,000,000 to $135,000,000 and the reallocation of the existing RC Loans among the RC Lenders after giving effect to the increase in RC Commitment of those certain RC Lenders identified on Schedule 1 hereto, the Lenders hereby waive the pro rata borrowing requirements set forth in Section 1.4 (Borrowing Notice) and the pro rata payment provisions set forth in Subsection 1.15.3 (Mechanics of Payments: Borrower Payments; Disbursement from Agent to Lenders) to the extent, but only to the extent, necessary to reallocate the outstanding Loans on a pro rata basis after giving effect to the increase of the RC Commitment.

c.             For the Accounting Month ended February 28, 2010, Agent and Lenders hereby waive the delivery requirements set forth in Subsection 5.1.1 (Delivery of Monthly Financial Statements) and any Default or Event of Default that may exist as a result of Borrower’s failure to deliver the financials required under Subsection 5.1.1 (Delivery of Monthly Financial Statements) for the Accounting Month ended February 28, 2010 and the imposition of the Default Rate in connection therewith.

d.             The RC Lender Addendum of each Lender referenced on Schedule 1 hereto shall be deemed to be amended to reflect the additional amount set forth on Schedule 1 hereto for all purposes under the Credit Agreement.

3.             REPRESENTATIONS AND WARRANTIES.  In order to induce the Lenders, the Issuing Bank, the Swing Lender and the Agent to agree to amend the Existing Credit Agreement and to waive certain requirements in the Existing Credit Agreement in the manner set forth herein, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

a.             As of the date hereof, after giving effect to the amendments and waivers contained herein, no Default or Event of Default has occurred and is continuing;

b.             Each of the representations and warranties of the Borrower and the other Loan Parties made herein and in the other Loan Documents is true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) both before and after giving effect to the amendments and waivers contemplated hereby as though each such representation and warranty were made at and as of the date hereof unless relating solely to an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date (or in all material respects as of such earlier date if any such representation or warranty is not by its terms qualified as to materiality);

c.             The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower;

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d.             No consent or approval of any third party, including, without limitation, any governmental agency or authority is necessary in connection with the execution, delivery and/or performance of this Amendment and/or the enforceability hereof.  Upon satisfaction of the conditions set forth in Section 4, this Amendment will constitute the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with the terms hereof; and

e.             All Secured Obligations are due and payable without setoff or counterclaim and the Loan Parties have no claims against the Agent or Lenders.

4.             EFFECTIVENESS.  The amendments of and the waivers to the Existing Credit Agreement set forth herein shall become effective, as of the date hereof, immediately upon the last to occur of the following:

a.             The Agent shall have executed this Amendment and received counterparts of this Amendment duly executed and delivered on behalf of the Loan Parties and the Majority Lenders;

b.             The Agent shall have received a waiver to the Second Lien Credit Agreement, in form and substance reasonably satisfactory to the Agent, executed by the Borrower and Majority Lenders (in this instance, as defined in the Second Lien Credit Agreement);

c.             The Borrower shall have paid to the Agent, for the account of each of the Lenders who shall have executed and delivered its signature page to this Amendment no later than the time specified, and in accordance with the instructions set forth, on Annex A hereto a fee equal to 15 basis points on the amount of such Lender’s RC Commitment (whether borrowed or not) and outstanding Term Loans;

d.             The Agent shall have received payment by Borrower of all invoiced out- of-pocket fees, costs, expenses and other amounts required to be paid by Borrower in connection with the execution and delivery of this Amendment or otherwise under the Loan Documents to the extent such invoices shall have been delivered prior to the date the conditions in clause (a) above are satisfied;

e.             The Agent shall have received Schedule 1, in form and substance reasonably satisfactory to the Agent, which shall state how much of the $25,000,000 being made available to the Borrower under this Amendment each RC Lender shall be obligated to lend;

f.              Each RC Lender listed on Schedule 1 hereto shall have received a duly executed replacement Note reflecting such RC Lender’s aggregate RC Commitment;

g.             The Agent shall have received certified resolutions from the Borrower and each Guarantor duly authorizing and approving the transactions contemplated herein; and

h.             The Agent shall have received such other information as it shall have reasonably requested prior to the date the conditions in clause (a) are satisfied.

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5.             MISCELLANEOUS.

a.             Counterparts.  This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.  A photocopied, facsimile or pdf signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

b.             Ratification.  Except as expressly set forth herein, no amendment or waiver to any Loan Document is intended hereby.  The Existing Credit Agreement, as amended by this Amendment and the other Loan Documents (and/or in connection with this Amendment) are, and shall continue to be, in full force and effect.  Each of the parties hereto hereby confirms, approves and ratifies in all respects the Existing Credit Agreement, as amended by this Amendment, and each of the parties hereto and each of the Guarantors hereby confirms and ratifies in all respects all of the other agreements, documents and instruments to which such Person is a party and delivered in connection with the Existing Credit Agreement (and/or in connection with this Amendment).  Without limiting the generality of the foregoing, the Borrower and the Guarantors, hereby confirm that the pledges and the security interest granted pursuant to the Loan Documents continue to secure all of the Secured Obligations under and ratifies (i) the Existing Credit Agreement as amended hereby and (ii) the other Loan Documents.

c.             Payment of Expenses.  Without limiting other payment obligations of the Borrower set forth in the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment and any other documents, agreements and/or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Agent’s counsel, Drinker Biddle & Reath LLP.

d.             Governing Law.  This Amendment shall be construed in accordance with, and governed by, the internal laws of the Commonwealth of Pennsylvania, without regard to the choice of law principles of such state.

e.             References.  From and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereof, “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, certificates and other documents, shall be deemed to mean the Credit Agreement amended by this Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to be duly executed by their respective, duly authorized officers as of the date first above written.

NEW ENTERPRISE STONE & LIME CO., INC., as Borrower

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Executive Vice President, Chief Financial Officer and Secretary

[Signature Page to Amendment No. 6 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

MANUFACTURERS AND TRADERS TRUST COMPANY, as Agent and Lender

By	/s/ Robert L. Bilger
	Name:	Robert L. Bilger
	Title:	Vice President

[Signature Page to Amendment No. 6 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

Acknowledged and agreed to by:

Guarantors:

MARTIN LIMESTONE, INC.
STAR CARRIERS, INC.
ABC PAVING CO., INC.
E.R.S.C., INC.
GATEWAY TRADE CENTER INC.
BUFFALO CRUSHED STONE INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Assistant Secretary,
on behalf of each of the foregoing

NEW ENTERPRISE TRANSPORTATION, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Secretary

VALLEY QUARRIES, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	President and Assistant Secretary

2544 CLINTON, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Amendment No. 6 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

STABLER COMPANIES INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Secretary

PROTECTION SERVICES INC.
SCI PRODUCTS INC.
WORK AREA PROTECTION CORP.
EASTERN INDUSTRIES, INC.
STABLER DEVELOPMENT COMPANY
ELCO-HAUSMAN CONSTRUCTION CORPORATION
EII TRANSPORT INC.
PRECISION SOLAR CONTROLS INC.
ASTI TRANSPORTATION SYSTEMS, INC.

By:	/s/ Paul I. Detwiler, III
	Name:	Paul I. Detwiler, III
	Title:	Vice President and Assistant Secretary

[Signature Page to Amendment No. 6 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

PNC BANK, N.A.

By:	/s/ William P. Herold
	Name:	William P. Herold
	Title:	Vice President

[Signature Page to Amendment No. 6 to and Waiver of
Second Amended and Restated Credit Agreement (first lien)]

WELLS FARGO EQUIPMENT FINANCE, INC.

By:	/s/ William D. Robinson
	Name:	William D. Robinson
	Title:	Senior Vice President

[Signature Page to Amendment No. 6 to and Waiver of

Second Amended and Restated Credit Agreement (first lien)]

WILMINGTON TRUST FSB

By:	/s/ Michael F. Lizzul
	Name:	Michael F. Lizzul
	Title:	AVP

[Signature Page to Amendment No. 6 to and Waiver of

Second Amended and Restated Credit Agreement (first lien)]

FIFTH THIRD BANK

By:	/s/ Joe Hynds
	Name:	Joe Hynds
	Title:	Vice President

[Signature Page to Amendment No. 6 to and Waiver of

Second Amended and Restated Credit Agreement (first lien)]

SOVEREIGN BANK

By:	/s/ Zerick D. Cook
	Name:	Zerick D. Cook
	Title:	Vice President

[Signature Page to Amendment No. 6 to and Waiver of

Second Amended and Restated Credit Agreement (first lien)]

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Benjamin K. Ditson
	Name:	Benjamin K. Ditson
	Title:	Vice President

[Signature Page to Amendment No. 6 to and Waiver of

Second Amended and Restated Credit Agreement (first lien)]

FULTON BANK N.A.

By:	/s/ James J. Dougherty
	Name:	James J. Dougherty
	Title:	VP — Relationship Manager

[Signature Page to Amendment No. 6 to and Waiver of

Second Amended and Restated Credit Agreement (first lien)]

KEY BANK N.A.

By:	/s/ Mark F. Wachowiak
	Name:	Mark F. Wachowiak
	Title:	Vice President

[Signature Page to Amendment No. 6 to and Waiver of

Second Amended and Restated Credit Agreement (first lien)]

FIRST COMMONWEALTH BANK

By:	/s/ Lawrence C. Deihle
	Name:	Lawrence C. Deihle
	Title:	Senior Vice President

[Signature Page to Amendment No. 6 to and Waiver of

Second Amended and Restated Credit Agreement (first lien)]

S&T BANK

By:	/s/ Michael J. Settimio
	Name:	Michael J. Settimio
	Title:	Senior Vice President

[Signature Page to Amendment No. 6 to and Waiver of

Second Amended and Restated Credit Agreement (first lien)]

FIRST NATIONAL BANK OF PENNSYLVANIA

By:	/s/ Nicholas B. Gates
	Name:	Nicholas B. Gates
	Title:	AVP

[Signature Page to Amendment No. 6 to and Waiver of

Second Amended and Restated Credit Agreement (first lien)]

TRISTATE CAPITAL BANK

By:	/s/ Paul J. Oris
	Name:	Paul J. Oris
	Title:	Senior Vice President

[Signature Page to Amendment No. 6 to and Waiver of

Second Amended and Restated Credit Agreement (first lien)]

BLT 2009 — 1 LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

[Signature Page to Amendment No. 6 to and Waiver of

Second Amended and Restated Credit Agreement (first lien)]

AUDAX CREDIT OPPORTUNITIES OFFSHORE LTD.

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

[Signature Page to Amendment No. 6 to and Waiver of

Second Amended and Restated Credit Agreement (first lien)]